SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2013

SURREY BANCORP

(Exact name of registrant as specified in its charter)

North Carolina	0000-50313	59-3772016
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

145 North Renfro Street, Mount Airy, NC	27030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 783-3900

Not Applicable

(Former name of former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 17, 2013, Surrey Bancorp (the “Company”) issued a press release announcing that its Board of Directors had declared a special cash dividend of 21 cents per share on the Company’s common stock. The dividend is payable on January 8, 2014 to shareholders of record as of the close of business on December 27, 2013. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press release dated December 17, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SURREY BANCORP

Date: December 17, 2013	By:	/s/ Mark H. Towe
Mark H. Towe, Chief Financial Officer